UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

ABERDEEN STANDARD PRECIOUS METALS BASKET ETF TRUST

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34917	27-2780046
(Commission File Number)	(IRS Employer Identification No.)

c/o Aberdeen Standard Investments ETFs Sponsor LLC 712 Fifth Avenue, 49th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-7289
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

Allocated Account Agreement

Effective October 1, 2018, Aberdeen Standard Investments ETFs Sponsor LLC (the “Sponsor”), as Sponsor of the Aberdeen Standard Precious Metals Basket ETF Trust (the “Trust”), entered into an Amendment to Allocated Account Agreement with The Bank of New York Mellon, in its capacity as Trustee of the Trust (the “Allocated Account Amendment”). The Allocated Account Amendment reflects the changed name of the Trust from “ETFS Precious Metals Basket Trust,” the change in name from ETFS Physical Precious Metals Basket Shares to Aberdeen Standard Physical Precious Metals Basket Shares ETF (the “Shares”) and the change in name of the Sponsor from ETF Securities USA LLC to Aberdeen Standard Investments ETFs Sponsor LLC (collectively, the “Name Changes”), each as approved and directed by the Sponsor on behalf of the Trust.

The Allocated Account Amendment does not materially affect the rights of the holders of the Shares. No other material changes to the Allocated Account Agreement dated October 18, 2010 were made in connection with the Allocated Account Amendment.

The foregoing description of the Allocated Account Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Allocated Account Amendment, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Unallocated Account Agreement

Effective October 1, 2018, the Sponsor entered into an Amendment to Unallocated Account Agreement with The Bank of New York Mellon, in its capacity as Trustee of the Trust (the “Unallocated Account Amendment”). The Unallocated Account Amendment reflects the Name Changes as approved and directed by the Sponsor on behalf of the Trust.

The Unallocated Account Amendment does not materially affect the rights of the holders of the Shares. No other material changes to the Unallocated Account Agreement dated October 18, 2010 were made in connection with the Unallocated Account Amendment.

The foregoing description of the Unallocated Account Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Allocated Account Amendment, which is filed as Exhibit 10.2 to this report and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Depositary Trust Agreement

Effective October 1, 2018, the Sponsor of the Trust entered into an Amendment to Depositary Trust Agreement with The Bank of New York Mellon, in its capacity as Trustee of the Trust (the “DTA Amendment”). The DTA Amendment reflects the Name Changes as approved and directed by the Sponsor on behalf of the Trust.

The Name Changes do not materially affect the rights of the holders of the Shares. No other material changes to the Depositary Trust Agreement dated October 18, 2010, establishing the Trust, were made in connection with the Name Changes.

The foregoing description of the DTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the DTA Amendment, which is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit 4.1

Amendment to the Depositary Trust Agreement effective October 1, 2018

Exhibit 10.1

Amendment to the Allocated Account Agreement effective October 1, 2018

Exhibit 10.2

Amendment to the Unallocated Account Agreement effective October 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERDEEN STANDARD PRECIOUS METALS BASKET ETF TRUST

By: Aberdeen Standard Investments ETFs Sponsor LLC, Sponsor of the Aberdeen Standard Precious Metals Basket ETF Trust

Date: October 5, 2018	By:	/s/ Andrea Melia
Andrea Melia
Chief Financial Officer and Treasurer*

*

The Registrant is a trust and Ms. Melia is signing in her capacities as officer of Aberdeen Standard Investments ETFs Sponsor LLC, the Sponsor of the Registrant.